CALMEC
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                                              California Electronics Corporation
                                                        Jon N. Leonard, Chairman
May  1,  2000

James  J.  Marek,  Jr.
1080  Grande  View  Blvd.,  #  828
Huntsville,  AL  35824

Dear  Jim:

The Company is grateful for your service and accomplishments during your tenure as President and CEO, and has confidence in you and your continuing leadership into the future.

Throughout your tenure, you have worked for the Company without compensation. But now things are changing with regard to your compensation. As you are aware, beginning with the pay period that starts Monday May 15, 2000, you will be receiving partial compensation of $2,100 per pay period ($1,050 per week).

I am pleased to inform you that as of May 1, 2000 ("Date of Grant") California Molecular Electronics Corporation ("Company" or "CALMEC") has granted you under the California Molecular Electronics Corp. 1997 Stock Option Plan ("Plan"), a stock option ("Rolling Option") to purchase, a certain number, N, of shares ("Shares") of the Company's Common Stock at an exercise price of $6.00 per share ("Exercise Price"), where N is 500 plus 250 times the number of weeks that shall occur during the time period that begins on May 1, 2000 and that ends on the Full Comp Date, where the Full Comp Date is defined as that date at which the board of directors of the Company determines that the Company is able to begin the payment of full compensation to you for your services.

The Exercise Price of this Rolling Option represents the fair market value of a share of Common Stock on the Date of Grant as determined by the Company's Board of Directors. A copy of the Plan is attached hereto.

This Rolling Option is granted to you as part of the Company's compensation program. The purpose of the Plan is to give the Company and its stockholders the benefits arising from capital stock ownership by employees, officers, and directors of the Company, as well as consultants and advisors to the Company who are expected to contribute to the Company's future growth and success.

This letter constitutes a Stock Option Agreement ("Agreement") between you and the Company and hereby incorporates the Plan by reference, a copy of which is attached hereto. In the event of any discrepancy between the terms of this Agreement and the Plan, the terms of the Plan shall govern.

At any time or times, (where such time or times is referred to in this paragraph As "That Time"), subject to compliance with the terms and conditions of this Agreement and the Plan, you may exercise this Rolling Option with respect to the number of shares, N, indicated in the following formula:

     N    =  1,000  + NWX250 - NA , where
     NA is the total number of shares already purchased by you under this Rolling Option prior to That Time and
     Nw is the number of weeks from May 1, 2000 to That Time, if That Time is before the Full Comp Date and is the number of weeks from May 1, 2000 to the Full Comp Date otherwise.

James J. Marek, Jr.
May 1, 2000
Page 2 of 4

The  Rolling  Option  may  not,  however,  be  exercised  after  April  30, 2010
("Expiration Date") and may terminate earlier as set forth herein or in the Plan.

Subject to the provisions of the Plan and this Agreement, the Rolling Option may be exercised by written notice to the Company from the person or persons entitled to exercise the Rolling Option stating the number of shares with respect to which it is being exercised and accompanied by payment of the purchase price. A sample form of the Notice of Exercise is attached hereto for reference.

This Rolling Option is intended to be an Incentive Stock Option, as described in
Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Your ability to receive the tax treatment accorded to Incentive Stock Options upon exercise of this Rolling Option and the subsequent sale of the stock is subject to timing requirements set forth in the Code. You should consult with your personal tax advisor with respect to the tax effects of this Rolling Option.

It should be noted that the Shares that are issuable upon exercise of this Rolling Option have not been registered under the Securities Act of 1933 ("Act"). The foregoing notwithstanding, the Company has granted you this Rolling Option pursuant to an exemption from the share registration requirements as allowed under Rule 701 of the Securities and Exchange Commission ("SEC"). It is anticipated that the exemption contained in Rule 701 will apply to this Rolling Option. However, if the Shares issuable upon exercise of this Rolling Option are still unregistered and the Rule 701 exemption is not available at the time you wish to exercise this Rolling Option, the Company may not be able to sell you the Shares until either a registration statement under this Act is in effect with respect to the Shares or, if in the opinion of counsel to the Company, another exemption to the registration requirements is available. The availability of any exemption to the registration requirements may be conditioned, among other things, upon the Company's receipt of written representations from you regarding your investment experience, your receipt of financial and other information regarding the Company, and representations that you will not resell or otherwise dispose of the Shares you are acquiring other than in accordance with Rule 144 of the SEC. If an exemption to the registration requirements is not available, the Company shall be under no obligation to register these Shares under the Act.

In as much as the Shares which are issuable upon the exercise of this Rolling Option have not been registered under the Act, they cannot be re-sold, pledged, or otherwise transferred by you unless they are: registered under the Act; the sale complies with the requirements of SEC Rule 144; or, in the opinion of counsel of the Company, another exemption to the registration requirements is available. Given these conditions, your ability to sell, pledge, or otherwise transfer these shares may be subject to substantial restrictions under the Act and the rules of the SEC. For this reason, you will be required to demonstrate to the satisfaction of the Company that a proposed sale, pledge, or transfer complies with the Act and the rules of the SEC. If you wish information on whether a proposed transaction my violate these restrictions, you should contact the Secretary of the Company or your own counsel.

It should further be noted that the Shares issuable upon the exercise of this Rolling Option have not been registered or qualified under the securities laws of any State. Please be aware that the securities laws of some States require the Company place limitations on the transferability of such unregistered Shares. If contemplating a transfer to an entity in a State with such requirements, you will be required to demonstrate to the satisfaction of the Company that the proposed transfer complies with that State's law prior to effecting the transfer.

James J. Marek, Jr.
May 1, 2000
Page 3 of 4

Until such time as the Shares which are issuable upon the exercise of this Rolling Option have been registered in accordance with the Act, listed on a national securities exchange (as the term is used in the Act), the NASDAQ National Market, or the NASDAQ SmallCap Market, a transfer, pledge, sale, or other disposition thereof, unless accomplished by right of inheritance or by operation of law, shall be valid and effective only after the Shares proposed to be transferred are first offered for sale to the Company for the price at which, and under the terms on which, you propose to sell such Shares as evidenced by a bona fide offer to purchase. As such, prior to attempting such a transaction, you agree herein to notify the Secretary of the Company of the details relating to the proposed transaction and to comply with the Company's required procedures established to process such requests.

As part of your Rolling Option, you agree that in connection with any registration of the Company's securities under the Act, upon the request of the Company or the underwriters managing any public offering of the Company's securities, you will not sell or otherwise dispose of any shares you acquire upon exercise of this Rolling Option without the prior written consent of the Company or the underwriters for such period as the Company or the underwriters may specify, provided that such period shall not exceed 180 days from the registration of the securities.

This Agreement, the Plan, and references herein constitute the entire agreement between you and the Company with respect to the subject matter contained herein and supersede in their entirety any previous or contemporaneous agreements, whether oral or written, with respect to that subject matter.

This Agreement may not be amended or modified except with the signed, written consent of the parties to such amendment or modification, and no right under it shall be deemed waived without the written consent of the party charged with waiving such right. All notices to be given under it shall be in writing and delivered either personally or by first class mail, postage prepaid, to the respective address.

Please indicate your agreement to the terms and conditions set forth herein and the Plan by signing the accompanying copy of this letter and returning it to the Secretary of the Company. Upon receipt of the signed copy of this Agreement, the Company will activate the Rolling Option on your behalf. If a signed copy of this Agreement is not received by the Company before the close of business on the 20th day after the date of this letter, the Company will assume you are not accepting the offer contained herein and the offer will be withdrawn. It should be noted that signing this Agreement does in no way obligate you to exercise the Rolling Option.

If you have any questions regarding your Rolling Option, the Plan, or if you desire further information prior to exercise, please do not hesitate to contact the Secretary of the Company.

Sincerely,


/s/  Jon  N.  Leonard
---------------------------
Jon  N.  Leonard,  Chairman
California  Molecular  Electronics  Corporation
13924  Green  Tree  Drive
Tucson,  Arizona  85737

James J. Marek, Jr.
May 1, 2000
Page 4 of 4

ACKNOWLEDGMENT: I acknowledge receipt of this Agreement and a copy of the California Molecular Electronics Corp. 1997 Stock Option Plan and, having reviewed both, hereby agree to be bound by all the terms and conditions set forth therein.


/s/  James  J.  Marek,  Jr.                            Date:      12/8/00
-----------------------------------                         --------------------
James  J.  Marek,  Jr.

                 NOTICE OF EXERCISE OF OPTION TO PURCHASE SHARES

To:  Corporate  Secretary
     California  Molecular  Electronics  Corp.

I hereby exercise my option ("Rolling Option") granted as of ____________________ (please insert the Date of Grant as indicated in your Rolling Option Agreement) under the California Molecular Electronics Corp. 1997 Stock Option Plan for the purchase of _____________ shares ("Shares") of the Common Stock of California Molecular Electronics Corporation according to the terms and conditions thereof and herewith make payment of the full purchase price of $_________________ as follows:

                         (please state means of payment)


Please issue the certificate for the Shares in accordance with the instructions given below.
                                   _______________________________
                                   Signature

Instructions  for  Issuance  of  Shares:

__________________________________
Name  (Print)

__________________________________
Street  Address

__________________________________
City,  State,  Zip

__________________________________
Social  Security  Number

__________________________________
Telephone


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